EXHIBIT 10.191

                       FIRST AMENDMENT TO
                         LOAN AGREEMENT

          This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") dated as of April 21, 1997 is among TRB HOLDING CORPORATION, a Delaware corporation (the "Borrower"), READING & BATES (U.K.) LIMITED, a limited liability company organized under the laws of the United Kingdom
("Reading & Bates (U.K.)"; the Borrower and Reading & Bates (U.K.), individually, a "Company" and collectively, the "Companies"), and NISSHO IWAI EUROPE PLC, an English corporation (the "Lender").

          PRELIMINARY STATEMENT. The Companies and the Lender are parties to a Loan Agreement dated as of December 14, 1996 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement) and desire to amend the Loan Agreement as set forth in this Amendment.

          SECTION 1.  Amendment of the Loan Agreement.

          (a) The following definitions contained in Section 1.01 of the Loan Agreement are hereby amended in their entirety to read as follows:

          "Assignment and Assumption Agreement" means collectively the various Novation Agreements dated on or about the Drawdown Date among the Borrower, the Partnership, TRB Subsidiary, Reading & Bates (U.K.) and/or RBDC.

          "Commitment Termination Date" means April 28, 1997, unless the Commitment is sooner terminated pursuant to Section 2.02 hereof.

          "Drawdown  Date"  means  the  date  of  the  drawdown  of   the
Commitment which shall occur no later than April 28, 1997.

          "Interest Period" means the period commencing on the date the Advance is (a) made or (b) continued, and ending on the fifteenth (15th) calendar day in the next month thereafter, provided that the first interest period shall end on May 15, 1997. If such fifteenth (15th) day is not a Business day, the Interest Period shall be extended to the next succeeding Business Day.

          "Maturity  Date"  means, subject to Section 8.01,  January  15,
2002.

          "Operating Days" means, for any period, the actual number of operating days of the Vessel in such period during which the Vessel is earning a daily rate of renumeration in excess of zero under a Charter Agreement.

          "Vessel Sales Agreement" means the Agreement for the Sale and Purchase of OPV "Seillean" dated as of May 31, 1996 between Britoil
(Beta) Limited and RB Drilling Co., as novated under the Novation Agreement dated August 30, 1996 among Britoil (Beta), RB Drilling Co. and RBDC, and as further amended or modified in accordance with this Agreement.

          (b) Section 3.03(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          (a) The Borrower shall repay the Loan on each Repayment Date in an amount equal to the greater of (i) Excess Cash Flow received during the month prior to the month of each Repayment Date (the "Monthly Period"); provided that the first Monthly Period shall be from the Closing Date until April 30, 1997, and (ii) the Minimum Payment for such Repayment Date. Each repayment shall be applied first to accrued and unpaid interest and then to principal.

          (c) Section 5.01(e) of the Loan Agreement is hereby amended in its entirety to read as follows:

          Insurance. The Borrower and Reading & Bates (U.K.) shall have delivered to the Lender a certificate of an insurer reasonably satisfactory to the Lender listing the coverages maintained by the Borrower, which coverages shall be acceptable to the Lender and stating that, except as otherwise provided in Schedule 6.11, the Lender has been named loss payee with first priority to receive payments in respect of any property insurance on the Vessel and, except as otherwise provided in Schedule 6.11, each of the NIC Parties as an additional insured thereunder.

          (d) Section 7.14 of the Loan Agreement is hereby amended in its entirety to read as follows:

          Further Assurances. At any time or from time to time upon the request of the Lender, each Company shall execute and deliver (or cause to be executed and delivered) such further documents and do such other acts and things as the Lender may reasonably request in order to effect fully the transactions contemplated by of the
     Transaction Documents. Without limiting the generality of the foregoing, the Companies shall execute and deliver any documents, including amendments to, or replacements of, the Assignment of Charter, and take such other action (including, without limitation, filing of the Ship Mortgage, the Assignment of Charter, and appropriately completed and duly executed Uniform Commercial Code financing statements and other documents in the State of Texas, the Republic of Panama, the United Kingdom and other jurisdictions and obtaining appropriate acknowledgments from any charterer under any Charter Agreement) as may be necessary or as the Lender shall have reasonably requested to perfect the Lender's first priority liens in the Vessel and any earnings and other amounts payable under any Charter Agreement or in connection therewith. The Companies agree to take any action requested by the Lender to exercise any of their respective rights or remedies, at law, by contract or otherwise, in the event that any default or event of default by Britoil or any other charterer shall occur under the Donan Charter Agreement, any Charter Agreement or document executed in connection therewith (collectively, the "Charter Documents"). The Companies shall provide to the Lender copies of all Charter Documents promptly after their receipt thereof. The Companies shall provide the Lender notice of any default or event of default that occurs under any Charter Document within three Business Days after any Company obtains knowledge thereof. The Companies shall consult with the Lender before taking any action to enforce any of its rights or remedies in respect of any such default or event of default and shall take or omit to take such actions only at the direction of the Lender.

          (e)  A new Section 7.23 is hereby added to the Loan Agreement:

          Section 7.23 Charter Agreement Payments. Immediately upon its receipt of any payment under any Charter Agreement, each Company shall deposit or cause to be deposited such payment in the Lockbox in the same form received, with any necessary endorsement. Until such payment has been so deposited, such Company shall segregate such payment from its other funds and hold such payment in trust for the Lender.

          (f) Section 8.01(d) is hereby amended by deleting the reference to "7.22" in such section and substituting "7.23" in lieu thereof.

          (g) Schedule 6.11 to the Loan Agreement is hereby deleted and a new Schedule 6.11 is hereby added to the Loan Agreement in the form of
Schedule 6.11 attached hereto.

          SECTION 2. Execution of Exhibits. Attached to the Loan Agreement are certain exhibits. The parties hereto have agreed to execute and deliver or accept certain agreements in the form of such exhibits. The parties have executed and delivered or accepted the execution and delivery of definitive documentation respecting Exhibits A through F, I, K, M and O in a form other than as attached to the Loan Agreement. The parties agree that any reference in the Loan Agreement or the other Loan Documents to any of such agreement or certificate shall mean and be a reference to the definitive document as executed or accepted.

          SECTION 3. Representations and Warranties True; No Default or Event of Default. By its execution and delivery hereof each of the Borrower and Reading & Bates (U.K.) represents and warrants that, as of the date hereof and after giving effect to this Amendment, (a) the representations and warranties contained the Loan Document to which such Person is a party are true and correct on and as of the date hereof as though made on and as of such date (except to the extent that such representations and warranties relate solely and expressly to an earlier date), and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

          SECTION 4. Effectiveness, Reference to the Loan Agreement. This Amendment shall become effective when each of the Lender, the Borrower and Reading & Bates (U.K.) shall have executed and returned to the other party a counterpart of this Amendment. Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement, the Note or the Security Instruments to "the Loan Agreement," "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

          SECTION 5. Ratification of Loan Agreement. Except as expressly affected by the provisions set forth herein, the Loan Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed by the Borrower and Reading & Bates (U.K.). The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Lender under the Loan
Agreement, the Note, the Security Instruments, or any other Loan Document, nor constitute a waiver of any other provision of the Loan Agreement.

          SECTION 6. Further Assurances. Each of the Borrower and Reading & Bates (U.K.) agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as the Lender may request for the better assuring and confirming unto the Lender all and singular the rights granted or intended to be granted hereby or hereunder.

          SECTION 7. Costs and Expenses. Pursuant to Section 9.03 of the Loan Agreement, each of the Borrower and Reading & Bates (U.K.) agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender).

          SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON THE COMPANIES AND THE LENDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

          SECTION 9. Final Agreement. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but when taken together shall constitute but one agreement. The written Loan Agreement, as amended by this Amendment, and the other documents executed in connection therewith, represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. This Agreement and such writings supersede all prior proposals, negotiations, agreements, and understandings relating to such subject matter.

          IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized have executed this Amendment as of the date first written above.

                              TRB HOLDING CORPORATION,
                              as Borrower


                              By:________________________________
                                 T.W. Nagle
                                 Executive Vice President Finance
                                   Administration


                              READING & BATES (U.K.) LIMITED


                              By:________________________________
                                   T.W. Nagle
                                   Authorized Agent


                              NISSHO IWAI EUROPE PLC, as Lender


                              By:________________________________
                                   Kazutoshi Kimura
                                   Attorney-in-Fact